VANGUARD WELLINGTON FUND

ANNUAL REPORT
NOVEMBER 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hardwork, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       5

                                  REPORT FROM
                                  THE ADVISOR
                                       7

                              PERFORMANCE SUMMARY
                                       9

                                  FUND PROFILE
                                       10

                              FINANCIAL STATEMENTS
                                       14

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       25




                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C.  Bogle
Chairman & CEO           Senior Chairman

Vanguard Wellington Fund achieved a generous +13.8% return during the fiscal year ended November 30, 1998, our 70th year of operation. During this eventful year, U.S. stock prices soared, fell sharply, then rose again, while bond prices increased as interest rates declined. Your fund sailed through the market turbulence in fine fashion, and our return exceeded that of the average balanced fund for the seventh consecutive fiscal year. Our shortfall against our unmanaged stock/bond index was explained largely by the fact that the equity market's advance was led by growth stocks, not the value stocks that Wellington Fund emphasizes.

--------------------------------------------
                            TOTAL RETURNS
                          FISCAL YEAR ENDED
                          NOVEMBER 30, 1998
--------------------------------------------
Vanguard Wellington Fund       +13.8%
--------------------------------------------
Average Balanced Fund          +11.3%
--------------------------------------------
Wellington Composite Index*    +20.1%
--------------------------------------------
S&P 500 Index                  +23.7%
--------------------------------------------
Lehman Long Corporate AA or
  Better Bond Index            +12.1%
--------------------------------------------

*Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Bond
Index.

    The table at right compares our total return (capital change plus reinvested dividends) for the fiscal year with those of the average balanced mutual fund and the composite index. This benchmark allots 65% to the Standard & Poor's 500 Composite Stock Price Index, which returned +23.7% during the fiscal year, and 35% to the Lehman Brothers Long Corporate AA or Better Bond Index, which earned 12.1%.

    The fund's return is based on an increase in net asset value from $31.05 per share on November 30, 1997, to $32.29 per share on November 30, 1998, adjusted for dividends totaling $1.18 per share paid from net investment income and a distribution of $1.57 per share paid from net realized capital gains. (Net realized capital gains totaling $2.44 per share were distributed in December 1998 along with our fourth-quarter income dividend.) The fund's yield as of November 30 was 3.5%.

FINANCIAL MARKETS IN REVIEW

The U.S. economy expanded at a robust pace during the fiscal year, overcoming repercussions from the serious financial troubles that beset Asia, Russia, and Latin America. The domestic economy's growth was fueled primarily by big increases in consumer spending encouraged by low unemployment (4.4% as the fiscal year ended) and strong wage growth (about 4%, well in excess of the 1.5% inflation rate).

    The same optimistic spirit that sent consumers flocking to automobile showrooms and shopping malls pervaded the nation's financial markets. Stock prices rose strongly through the first half of the fiscal year, even though corporate earnings slid a bit from their levels a year earlier. By July 17, the S&P 500 Index was up 25% from where it began the fiscal year. However, stock prices fell sharply in the ensuing six weeks: The S&P 500 Index declined -19.2%, hitting bottom with a -6.8% drop on August 31. Smaller stocks, whose prices had peaked back in April, fared worse: The Russell 2000 Index of small-capitalization stocks was down nearly -40% before it began to bounce back.

    The market's revival began in September, and stock prices rose sharply during the final quarter of our fiscal year. By November 30, the S&P 500 Index was back in near-record territory. However, that index's +23.7% return for the year was far from indicative of the overall market. Stocks outside the S&P 500 Index, as represented by the Wilshire 4500 Equity Index, returned just +2.6% for the fiscal year. And the small-cap Russell 2000 Index posted a decline of -6.6%. It was a good period to be invested in large stocks.

    Interest rates fell during the fiscal year, with the yield of the 30-year U.S. Treasury bond declining on balance by about 1 percentage point to end at 5.06%. Bond prices, moving inversely, rose nicely, aided by demand from investors seeking a haven from volatility in U.S. stocks as well as in overseas securities and currency markets. Concerns about the impact of the international economic situation on world markets and the U.S. economy were cited by the Federal Reserve Board as a factor in its decision to cut short-term interest rates. The Fed shaved rates by one-quarter of a percentage point on three occasions--September 29, October 15, and November 17. The Lehman Aggregate Bond Index, a benchmark for the overall bond market, achieved a +9.5% return during the fiscal year, with approximately 6.8% coming from interest income and 2.7% in price appreciation.

FISCAL 1998 PERFORMANCE OVERVIEW

Vanguard Wellington Fund's +13.8% return during fiscal 1998 was 2.5 percentage points higher than the +11.3% earned by the average balanced fund. Four factors accounted for most of our performance edge.

    First, our adviser, Wellington Management Company, did a fine job of selecting individual securities. We salute the work of managers Ernst von Metzsch, who makes the fund's stock selections, and Paul Kaplan, who invests the fund's bond segment. Second, Wellington Fund's equity segment invests primarily in large-cap stocks, while many balanced funds hold sizable stakes in mid- and small-cap stocks. During the past year, large-cap stocks far outperformed smaller stocks. We note that smaller stocks can be expected to outperform large stocks from time to time, so our large-cap bias won't always be a plus. The third factor in our edge over our peers is more durable--our low operating costs. Our operating expenses during fiscal 1998 amounted to a razor-thin 0.31% of average net assets, or $3.10 per $1,000 in assets. This was a fraction of the 1.34% expense ratio ($13.40 per $1,000 in assets) charged by the average balanced fund, giving us a "head start" of more than 1 full percentage point. The fourth factor in our margin over the average fund was Wellington Fund's minimal holdings of cash equivalents--about 2% of assets at the fiscal year-end. By contrast, the average balanced fund keeps about 10% of its assets in cash, which acts as a drag on returns during periods when stock and bond prices are rising.

    Our shortfall versus our composite stock/bond index, which earned +20.1% during the year, is mostly due to the unusually wide disparity in returns of growth and value stocks. Wellington Fund's equities earned +14.6% during the year, which compares favorably with the +13.2% earned by the value stocks within the S&P 500 Index. However, the growth stocks within the S&P 500 provided an amazing +33.7% return, far ahead of the value stocks. Because Wellington Fund seeks to provide long-term growth of both income and capital, we emphasize value stocks, which typically feature higher dividend yields, lower price/earnings ratios, and lower price volatility than growth stocks. Over very long periods, growth and value stocks have provided similar returns, although we acknowledge that growth stocks have been the market's leaders for the past several years. Our allocation to equities during fiscal 1998 was in the lower half of our customary 60%-70% range. This slight underweighting in stocks hurt us in comparison with the composite index, which has a static 65% weighting in stocks. The fund's bond holdings earned +11.7%, in line with the +12.1% return of the Lehman Long Corporate AA or Better Bond Index, the fixed-income component in our index benchmark.

    Wellington Fund's income dividends totaled $1.18 per share during fiscal 1998, an increase of 11% from the $1.06 paid out during the previous year. Boosting income over time is one of our objectives, but we don't expect the growth rate always to be as rapid as during 1998.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the returns during the past decade for Wellington Fund, the average balanced fund, and our composite stock/bond index. It also shows the final value of hypothetical $10,000 investments in the fund and our two benchmarks, assuming the reinvestment of income and capital gains distributions. Our average annual margin of 1.8 percentage points over the average balanced fund amounts to a very substantial difference over a full decade: A $10,000 investment in Wellington Fund would have grown to $38,406, or $5,664 more than the $32,742 that would have accumulated in the average balanced fund. We concede that our return has trailed that of the composite index by similar margins--1.7 percentage points annually or $5,963 on a $10,000 investment.

-----------------------------------------------------------------------
                                               TOTAL RETURNS
                                      10 YEARS ENDED NOVEMBER 30, 1998
                                      ---------------------------------
                                       AVERAGE         FINAL VALUE OF
                                       ANNUAL             A $10,000
                                        RATE         INITIAL INVESTMENT
-----------------------------------------------------------------------
Vanguard Wellington Fund               +14.4%              $38,406
-----------------------------------------------------------------------
Average Balanced Fund                  +12.6%              $32,742
-----------------------------------------------------------------------
Wellington Composite Index             +16.1%              $44,369
-----------------------------------------------------------------------

    More than half of our long-term advantage over real-world competitors stems from our cost advantage, which has averaged nearly 1 percentage point annually over the past decade. This is a significant factor in our consistently strong performance--we have outdistanced the average balanced fund for 7 years in a row and in 15 of the past 20 years. We also have benefited over the past decade from maintaining, on average, a slightly larger commitment to stocks than our peers do. Finally, our adviser has done an excellent job of managing the fund.

    Our return trailed that of the index during the past decade largely because growth stocks were far stronger performers than value stocks, our staple. While the S&P 500 Index as a whole earned +18.7% per year during the decade ended November 30, its growth component earned +20.7%, versus +16.4% for its value component.

    Returns from Wellington Fund--and from stocks and bonds generally--were unusually high during the past decade. The average annual return of +18.7% from the S&P 500 Index during the period was 70% above the long-term average return of about +11% annually. Bond yields ten years ago were considerably higher than today's yields, and bond prices have risen considerably as interest rates fell on balance during the decade. Today's investors cannot count on a repeat of the golden decade just concluded. That said, with inflation below 2% annually, it does not take extraordinary gains to produce satisfactory real, or inflation-adjusted, returns.

IN SUMMARY

Wellington Fund's shareholders enjoyed another banner year during fiscal 1998--the fourth consecutive year of double-digit returns. We're thankful for such bounteous returns, but we remind our fellow shareholders that reaping the long-term rewards of investing entails enduring the accompanying risks. These risks can be considerable--as was demonstrated during the summer 1998 downturn in stocks.

    But we believe there is a sensible way to manage the risks and rewards of investing--by balancing your personal portfolio through holding a mix of stocks, bonds, and cash reserves that suits your own goals, investment time horizon, personal situation, and tolerance for risk.

    Vanguard Wellington Fund, the nation's first and oldest balanced mutual fund, epitomizes our balanced investment philosophy. In the 70 years since its incorporation by founder Walter L. Morgan on December 28, 1928, the fund has seen the greatest economic depression in our nation's history, the world's greatest military conflict, and the unimaginable prosperity of the postwar world. The fund's conservative, balanced approach has truly stood the test of time, and we pledge to "stay the course" through the years to come.

/s/ JOHN C. BOGLE                                /s/ JOHN J. BRENNAN

    John C. Bogle                                    John J. Brennan
    Senior Chairman                                  Chairman and
                                                     Chief Executive Officer

December 11, 1998

THE MARKETS IN PERSPECTIVE

YEAR ENDED NOVEMBER 30, 1998

                                                                         [PHOTO]

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

   The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere
"correction." Declines were certifiably bearish for smaller stocks, however.

---------------------------------------------------------------------
                                       AVERAGE ANNUALIZED RETURNS
                                     PERIODS ENDED NOVEMBER 30, 1998
                                     --------------------------------
                                     1 YEAR      3 YEARS     5 YEARS
---------------------------------------------------------------------
STOCKS
   S&P 500 Index                      23.7%       26.7%       23.0%
   Russell 2000 Index                 -6.6        10.3        11.3
   MSCI EAFE Index                    16.8         9.3        10.2
---------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index         9.5%        7.7%        7.3%
   Lehman 10 Year Municipal Bond Index 8.1         6.9         6.8
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index           5.1         5.2         5.1
---------------------------------------------------------------------
OTHER
   Consumer Price Index                1.5%        2.2%        2.4%
---------------------------------------------------------------------

   The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

   The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

   Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

   In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

   Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

   In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

   Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

   Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

    Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER                                                  [PHOTO]

Vanguard Wellington Fund returned 13.8% for the fiscal year ended November 30, 1998. This compares with returns of 11.3% for the average balanced fund and 20.1% for the unmanaged 65% stock/35% bond index, which represent our competitive benchmarks.

    Our shortfall to the unmanaged composite index is largely due to the fact that its stock component is the S&P 500 Index, whose performance during the year was dominated by growth stocks, not the value stocks that Wellington Fund emphasizes. Growth stocks, which typically pay low (or no) dividends, were the market's favorites during fiscal 1998. The value approach that we use in selecting stocks considers dividends an important attribute. But value stocks were not in vogue. Returns from the fixed-income portion of the fund were in line with returns for that part of our benchmark index during the past 12 months.

    The equity portion of your fund accounted for 60%-65% of assets during the year, at the low end of our 60%-70% target range for common stocks. Wellington's net equity return was 14.6%, well behind the 23.7% return of the S&P 500, which--as noted--was fueled by high-P/E, low-yielding growth stocks. Wellington Fund's value orientation is illustrated by the fact that the average dividend yield of our equity holdings was 2.4%, versus 1.4% for the index.

    Ironically, the market achieved high returns for a remarkable fourth consecutive year at a time when earnings growth was coming to a halt. We estimate that aggregate earnings reported by S&P 500 companies for 1998 and 1999 will not exceed the level reached in 1997. This slowdown in earnings growth has particularly affected companies that compete internationally in the basic material, energy, and industrial sectors. "Defensive" consumer-oriented growth companies that have been able to generate higher earnings saw their stocks gain as P/E multiples rose in response to the decline in interest rates during 1998. Lower interest rates boost the value investors place on stocks' future earnings.

    With respect to equities, we kept turnover low in 1998, and kept our focus on the sectors we have emphasized in recent years: financial services, energy, materials & processing, and health care. Our stake in financial-services stocks was reduced from 23% of equity assets to 17%, which brought the allocation to this sector in line with that of the S&P 500 Index. We took some gains in cases where our price targets were met and valuations were high. However, we were hurt by our exposure to Citicorp, which declined sharply after its merger with Travelers to form Citigroup. Generally speaking, the financial-services sector has greatly benefited from the decline in interest rates and massive restructurings of the 1990s. We think most of this activity is behind us now. The contribution of the financial-services sector to Wellington Fund's return was modestly positive in 1998.

    The materials & processing sector (about 15% of the fund's equities versus 5% for the S&P 500) suffered badly as the Asian problems worsened during the year along with concern that, after the financial collapse in Russia, Brazil would turn out to be a major problem, too. We maintained our position in stocks such as Alcoa, Phelps Dodge, and DuPont, all of which are low-cost operators in industries where excess capacity is not great. We believe concerns about overcapacity should ease when prospects improve for world economic growth, a development we expect sometime in 1999.

    The fund's allocation to the energy sector had been reduced in 1997, but we increased it in fiscal 1998 as oil and gas prices declined. Our view is that we are not entering a new era of low oil and gas prices, but a new phase in which large amounts of capital will be taken out of the energy sector, through mergers and acquisitions, to improve returns.

    In the health-care sector, we reduced our average exposure to about 10%, compared with 13% for the S&P 500. We cut our holdings in some stocks that had risen nicely in price, which reduced their dividend yields to low levels. Our large holding in Pharmacia & Upjohn, which we augmented in 1998, finally worked out quite well.

    The producer-durables sector suffered from the concerns about economic growth overseas. The performance of our holdings generally trailed the market, but we think that prospects for companies such as Cooper Industries are above average. We have increased our exposure to the technology sector from about 1% of equities to about 5%, and remain active in auto and transportation stocks. Our telephone utilities, led by BellSouth, provided handsome returns during the year.

    In the bond market, interest rates fell sharply during the past 12 months as investors continued to recognize the ongoing decline in inflation. Yields declined despite the period's robust economic growth. Wellington Fund's bond segment benefited from both the long average maturity of our holdings and our significant position in U.S. Treasury bonds. Recent events have unsettled the corporate bond market, and investors have flocked to Treasuries. Because of the resulting changes in relative valuation, we reduced our holdings of Treasuries in favor of corporate bonds that offer more attractive yields. With long-term Treasury bonds now yielding about 5%, we have a difficult time envisioning further substantial declines in interest rates. We therefore expect to shorten the portfolio's average maturity over the next several quarters.

    The financial markets became quite volatile toward the end of 1998. There are reasons for concern, such as the growing U.S. trade deficit and the implications for the dollar (lower versus other currencies) and interest rates (higher). We expect the U.S. economy's growth to slow, but not to reverse into recession. World economic growth will be muted as well, but we are hopeful that toward the end of 1999 a more positive outlook will emerge. We believe our balanced style will prove to be an attractive way of investing as we approach the new millennium.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

December 11, 1998

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the Fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

PERFORMANCE SUMMARY

WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1978-NOVEMBER 30, 1998
-------------------------------------------------------------
                  WELLINGTON FUND             COMPOSITE*
FISCAL    CAPITAL    INCOME         TOTAL       TOTAL
YEAR      RETURN     RETURN         RETURN     RETURN
-------------------------------------------------------------
1979        4.9%      7.9%          12.8%       10.1%
1980       18.1       9.2           27.3        21.8
1981       -5.6       8.4            2.8        -0.4
1982       10.1       9.7           19.8        22.4
1983       17.0       8.7           25.7        19.2
1984        0.6       7.7            8.3         7.2
1985       18.3       8.2           26.5        27.5
1986       17.3       7.0           24.3        26.4
1987       -7.1       2.8           -4.3        -2.0
1988       13.8       7.2           21.0        19.3
1989       13.4       6.6           20.0        25.7
1990       -8.4       5.8           -2.6        -0.2
1991       10.2       6.6           16.8        19.2
1992        9.2       5.8           15.0        15.9
1993        8.4       5.2           13.6        11.8
1994       -5.2       4.4           -0.8        -1.6
1995       27.3       5.4           32.7        33.0
1996       16.7       4.6           21.3        19.8
1997       14.2       4.4           18.6        21.6
1998        9.6       4.2           13.8        20.1
-------------------------------------------------------------

* Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Bond Index.

See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------
                   Wellington Fund           Average Balanced Fund     Wellington Composite Index*   S&P 500 Index
198811                  10000                        10000                       10000                  10000
198902                  10544                        10446                       10463                  10647
198905                  11393                        11291                       11506                  11925
198908                  12219                        12040                       12465                  13180
198911                  11998                        12031                       12565                  13084
199002                  11782                        11700                       12214                  12659
199005                  12337                        12333                       13072                  13906
199008                  11486                        11644                       12234                  12524
199011                  11680                        11810                       12535                  12630
199102                  12968                        13041                       13947                  14516
199105                  13677                        13694                       14711                  15546
199108                  13955                        14079                       15155                  15893
199111                  13643                        13996                       14947                  15199
199202                  14678                        15180                       16155                  16837
199205                  15147                        15236                       16434                  17077
199208                  15364                        15371                       16779                  17152
199211                  15689                        15965                       17320                  18007
199302                  16444                        16542                       18156                  18630
199305                  17067                        16919                       18489                  19060
199308                  17865                        17650                       19392                  19762
199311                  17825                        17611                       19358                  19825
199402                  18134                        18005                       19566                  20183
199405                  17919                        17465                       18999                  19872
199408                  18716                        17979                       19728                  20842
199411                  17678                        17321                       19048                  20032
199502                  19116                        18220                       20538                  21670
199505                  20964                        19479                       22543                  23884
199508                  21946                        20486                       23584                  25313
199511                  23460                        21537                       25334                  27440
199602                  24295                        22303                       26245                  29189
199605                  24873                        22901                       26841                  30676
199608                  25151                        22704                       26591                  30053
199611                  28448                        25049                       30357                  35086
199702                  28968                        25498                       31117                  36826
199705                  30309                        26551                       32782                  39699
199708                  32029                        28096                       34711                  42269
199711                  33738                        29071                       36928                  45090
199802                  35798                        30850                       39728                  49717
199805                  37162                        31600                       41276                  51881
199808                  33925                        28825                       38310                  45691
199811                  38406                        32742                       44369                  55761
------------------------------------------------------------------------------------------------------------------

* Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Bond Index.


                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED NOVEMBER 30, 1998
                            ---------------------------------   FINAL VALUE OF A
                            1 YEAR      5 YEARS     10 YEARS   $10,000 INVESTMENT
---------------------------------------------------------------------------------
Wellington Fund              13.84%      16.59%       14.40%      $38,406
Average Balanced Fund        11.31       13.00        12.59        32,742
Wellington Composite Index*  20.15       18.04        16.07        44,369
S&P 500 Index                23.66       22.98        18.75        55,761
---------------------------------------------------------------------------------

* Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Bond Index.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------
                                                                       10 YEARS
                   INCEPTION                            -------------------------------------
                     DATE      1 YEAR       5 YEARS     CAPITAL         INCOME       TOTAL
---------------------------------------------------------------------------------------------
Wellington Fund    7/1/1929     7.29%       15.04%       8.40%           5.29%        13.69%
---------------------------------------------------------------------------------------------


* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE

WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

TOTAL FUND CHARACTERISTICS
-----------------------------------------
Yield                                3.5%
Turnover Rate                         29%
Expense Ratio                       0.31%
Cash Reserves                        1.8%


FUND ASSET ALLOCATION
-----------------------------------------
STOCKS                                63%
BONDS                                 35%
CASH RESERVES                         2%

VOLATILITY MEASURES
-----------------------------------------
              WELLINGTON FUND     S&P 500
-----------------------------------------
R-Squared                0.90        1.00
Beta                     0.59        1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------
Pharmacia & Upjohn, Inc.               2.7%
Xerox Corp.                            2.6
Citigroup, Inc.                        2.6
Ford Motor Co.                         2.4
International Business Machines Corp.  2.3
CIGNA Corp.                            2.3
Wachovia Corp.                         2.2
Motorola, Inc.                         2.1
U.S. Bancorp                           1.9
Dow Chemical Co.                       1.9
-------------------------------------------
Top Ten                               23.0%
-------------------------------------------
Top Ten as % of Total Net Assets      14.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------
                                  NOVEMBER 30, 1997      NOVEMBER 30, 1998
                                --------------------------------------------
                                    WELLINGTON         WELLINGTON   S&P 500
                                --------------------------------------------
Auto & Transportation   . . . .         8.3%              10.1%       2.6%
Consumer Discretionary  . . . .         3.4                6.4       11.0
Consumer Staples  . . . . . . .         3.2                3.7       10.3
Financial Services  . . . . . .        22.6               17.0       16.8
Health Care   . . . . . . . . .        11.3               10.2       12.7
Integrated Oils   . . . . . . .         8.5               10.5        6.2
Other Energy  . . . . . . . . .         0.7                1.9        1.0
Materials & Processing  . . . .        18.2               15.1        4.1
Producer Durables   . . . . . .         8.0                7.0        3.3
Technology  . . . . . . . . . .         1.2                5.5       15.3
Utilities   . . . . . . . . . .         9.4                8.9       11.1
Other   . . . . . . . . . . . .         5.2                3.7        5.6
----------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------------
                        WELLINGTON        S&P 500
-------------------------------------------------
Number of Stocks               105            500
Median Market Cap           $21.6B         $58.4B
Price/Earnings Ratio         23.7x          26.5x
Price/Book Ratio              3.0x           4.6x
Dividend Yield                2.4%           1.4%
Return on Equity             18.7%          22.4%
Earnings Growth Rate         14.3%          16.8%
Foreign Holdings              9.7%           1.6%

EQUITY INVESTMENT FOCUS
-----------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
-------------------------------------------
                                     LEHMAN
                     WELLINGTON      INDEX*
-------------------------------------------
Number of Bonds             229       7,218
Yield to Maturity          6.2%        5.7%
Average Coupon             7.2%        6.9%
Average Maturity     17.6 years   8.8 years
Average Quality             Aa3         Aaa
Average Duration      9.1 years   4.6 years

*Lehman Aggregate Bond Index.


FIXED-INCOME INVESTMENT FOCUS
----------------------------------
[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------------
Asset-Backed                         0.0%
Finance                             20.9
Foreign                             11.3
Industrial                          32.4
Mortgage                             4.1
Treasury/Agency                     16.6
Utilities                           13.9
Other                                0.8
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                       16.6%
Aaa                                    8.5
Aa                                    22.9
A                                     39.8
Baa                                   11.3
Ba                                     0.0
B                                      0.0
Not Rated                              0.9
-------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS

NOVEMBER 30, 1998

                                                                         [PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

   At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
WELLINGTON FUND                                  SHARES         (000)
---------------------------------------------------------------------
COMMON STOCKS (62.8%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (6.3%)
   CSX Corp.                                  3,000,000    $  125,062
   Canadian National Railway Co.              2,000,000       108,000
   Ford Motor Co.                             7,089,515       391,696
   General Motors Corp.                       3,991,000       279,370
   KLM Royal Dutch Air Lines NV ADR           4,285,357       121,061
   Norfolk Southern Corp.                     4,879,200       148,206
   TRW, Inc.                                  3,000,000       165,188
   Union Pacific Corp.                        6,195,500       301,256
                                                           ----------
                                                            1,639,839
                                                           ----------
CONSUMER DISCRETIONARY (4.0%)
   Eastman Kodak Co.                          2,129,600       154,529
   Gillette Co.                               1,605,000        73,730
   Kimberly-Clark Corp.                       5,600,000       294,700
   May Department Stores Co.                  1,508,000        90,951
   J.C. Penney Co., Inc.                      2,291,700       126,044
   Sears, Roebuck & Co.                       3,671,300       174,157
   Whirlpool Corp.                            2,200,000       123,200
                                                           ----------
                                                            1,037,311
                                                           ----------
CONSUMER STAPLES (2.3%)
   American Stores Co.                        2,200,000        73,838
   General Mills, Inc.                        1,000,000        75,500
   H.J. Heinz Co.                             3,000,000       174,938
   Philip Morris Cos., Inc.                   5,000,000       279,687
                                                           ----------
                                                              603,963
                                                           ----------
FINANCIAL SERVICES (10.7%)
   Archstone Communities Trust REIT           2,500,000        52,188
   BankAmerica Corp.                          2,602,680       169,662
   CIGNA Corp.                                4,800,000       373,500
   Citigroup, Inc.                            8,264,000       414,749
   Equity Office Properties Trust REIT        2,000,000        50,250
   Equity Residential Properties Trust REIT   1,300,000        55,006
   Fannie Mae                                 2,756,300       200,521
   First Union Corp.                          4,206,400       255,539
   Jefferson-Pilot Corp.                      1,950,000       133,087
   MBIA, Inc.                                 1,677,600       108,625
   Marsh & McLennan Cos., Inc.                3,442,500       200,310
   Spieker Properties, Inc. REIT              1,500,000        54,188
   Starwood Hotels & Resorts REIT             1,000,000        30,375
   U.S. Bancorp                               8,430,300       310,340
   Wachovia Corp.                             4,000,000       349,250
                                                           ----------
                                                            2,757,590
                                                           ----------
HEALTH CARE (6.4%)
   Abbott Laboratories                        5,400,000       259,200
   American Home Products Corp.               2,500,000       133,125
   Baxter International, Inc.                 3,200,000       203,400
   Bristol-Myers Squibb Co.                   1,900,000       232,869
   Columbia/HCA Healthcare Corp.              3,502,300        86,244
   Johnson & Johnson                          3,600,000       292,500
   Pharmacia & Upjohn, Inc.                   8,514,700       443,297
                                                           ----------
                                                            1,650,635
                                                           ----------
INTEGRATED OILS (6.6%)
   Amoco Corp.                                4,000,000       235,750
   Ashland, Inc.                              1,500,000        72,937
   Atlantic Richfield Co.                       715,000        47,548
   Chevron Corp.                              2,000,000       167,250
(1)Equitable Resources, Inc.                  2,000,000        58,875

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                 SHARES         (000)
---------------------------------------------------------------------
   Exxon Corp.                                1,000,000    $   75,062
   Phillips Petroleum Co.                     2,200,000        92,400
   Repsol SA ADR                              3,497,700       196,308
   Royal Dutch Petroleum Co. ADR              5,412,048       254,366
   Sunoco, Inc.                               1,734,788        58,766
   Texaco Inc.                                  900,000        51,806
   Total SA ADR                               2,533,999       154,891
   USX-Marathon Group                         5,000,000       141,875
   Unocal Corp.                               3,050,000       103,319
                                                           ----------
                                                            1,711,153
                                                           ----------
OTHER ENERGY (1.2%)
   Baker Hughes, Inc.                         3,000,000        54,938
   Halliburton Co.                            2,000,000        58,750
   Occidental Petroleum Corp.                 3,000,000        60,750
   Schlumberger Ltd.                          3,000,000       134,062
                                                           ----------
                                                              308,500
                                                           ----------
MATERIALS & PROCESSING (9.5%)
   Aluminum Co. of America                    3,621,100       268,414
   BOC Group PLC ADR                          4,000,000       117,750
   British Steel PLC ADR                      6,000,000       102,750
   Cabot Corp.                                2,200,000        66,275
   Dow Chemical Co.                           3,138,400       305,602
   E.I. du Pont de Nemours & Co.              5,145,200       302,280
   Imperial Chemical Industries PLC ADR       2,515,000        95,256
   International Paper Co.                    1,500,000        65,156
   Lubrizol Corp.                             2,500,000        67,813
   Norsk Hydro AS ADR                         3,050,000       111,706
   PPG Industries, Inc.                       2,127,700       130,189
(1)Phelps Dodge Corp.                         3,804,900       215,690
   Reynolds Metals Co.                        1,600,000        87,800
   Rhone-Poulenc SA ADR                       3,122,316       156,116
   Temple-Inland Inc.                         1,984,600       106,548
   Westvaco Corp.                             1,686,400        47,430
   Weyerhaeuser Co.                             862,600        43,238
   Willamette Industries, Inc.                3,071,000       107,293
   Witco Chemical Corp.                       2,714,200        51,739
                                                           ----------
                                                            2,449,045
                                                           ----------
PRODUCER DURABLES (4.4%)
     Caterpillar, Inc.                        3,720,000       183,907
     Lockheed Martin Corp.                    2,000,000       207,500
     Northrop Grumman Corp.                     659,200        53,560
     Parker Hannifin Corp.                    1,644,900        57,160
     Thomas & Betts Corp.                     2,284,500        98,947
     United Technologies Corp.                1,000,000       107,187
     Xerox Corp.                              3,900,000       419,250
                                                           ----------
                                                            1,127,511
                                                           ----------
TECHNOLOGY (3.5%)
     AMP, Inc.                                  527,520        25,519
     Hewlett-Packard Co.                      2,410,800       151,278
     International Business Machines Corp.    2,310,000       381,150
     Motorola, Inc.                           5,500,000       341,000
                                                           ----------
                                                              898,947
                                                           ----------
UTILITIES (5.6%)
     AT&T Corp.                               3,300,000       205,631
     ALLTEL Corp.                             2,223,400       117,840
     Bell Atlantic Corp.                      4,136,000       230,065
     BellSouth Corp.                          1,000,000        87,250
     Carolina Power & Light Co.               2,000,000        92,750
     Cinergy Corp.                            3,155,000       109,045
     Duke Energy Corp.                        2,500,000       156,406
     PacifiCorp                               3,150,000        59,062
     Pinnacle West Capital Corp.              1,763,600        80,354
     SBC Communications Inc.                  2,872,600       137,705
     Texas Utilities Co.                      2,490,000       110,961
     U S West, Inc.                             964,856        60,062
                                                           ----------
                                                            1,447,131
                                                           ----------
OTHER (2.3%)
     Canadian Pacific Ltd.                    7,000,800       154,455
     Cooper Industries, Inc.                  4,085,700       200,710
     General Electric Co.                       800,000        72,400
     Minnesota Mining & Manufacturing Co.     2,000,000       160,625
                                                           ----------
                                                              588,190
                                                           ----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $10,789,606)                                       16,219,815
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
---------------------------------------------------------------------
CORPORATE BONDS (23.8%)
---------------------------------------------------------------------
FINANCE (7.4%)
Allstate Corp.
    6.75%, 5/15/2018                         $  45,000    $   46,846
Ambac, Inc.
    7.50%, 5/1/2023                             25,000        27,136
American Re Corp.
    7.45%, 12/15/2026                           45,000        51,258
Associates Corp. of North America
    6.875%, 11/15/2008                          50,000        53,885
BB&T Corp.
    7.25%, 6/15/2007                            36,900        39,985
Banc One Corp.
    7.625%, 10/15/2026                          20,000        23,227
    9.875%, 3/1/2009                            20,000        26,988
BankAmerica Corp.
    7.20%, 4/15/2006                            20,000        21,740
BankBoston Corp.
    6.625%, 12/1/2005                           27,000        27,640
British Gas Finance
    6.625%, 6/1/2018                            50,000        49,738
CIGNA Corp.
    7.875%, 5/15/2027                           50,000        53,244
The Chase Manhattan Corp.
    6.50%, 1/15/2009                            30,000        31,392
Chubb Corp.
    6.15%, 8/15/2005                            20,000        20,688
    6.60%, 8/15/2018                            22,000        22,416
Cincinnati Financial Corp.
    6.90%, 5/15/2028                            40,000        40,614
Citigroup, Inc.
    6.625%, 1/15/2028                           50,000        50,621
    6.75%, 8/15/2005                            40,000        41,922
Comerica Bank
    7.875%, 9/15/2026                           20,000        23,286
    8.375%, 7/15/2024                           20,500        23,053

--------------------------------------------------------------------
                                                  FACE        MARKET
                                                AMOUNT        VALUE*
WELLINGTON FUND                                  (000)         (000)
--------------------------------------------------------------------
Dean Witter, Discover & Co.
    6.75%, 10/15/2013                        $  24,275    $   25,000
    7.07%, 2/10/2014                            17,500        18,231
Equitable Companies Inc.
    7.00%, 4/1/2028                             40,000        40,102
Farmers Exchange Capital
    7.05%, 7/15/2028                            40,000        39,857
First Chicago Corp.
    6.375%, 1/30/2009                           48,500        50,485
First Colony Corp.
    6.625%, 8/1/2003                            31,550        32,861
First Union Corp.
    7.50%, 4/15/2035                            30,000        32,773
Fleet Financial Group
    6.875%, 1/15/2028                           50,000        53,262
General Electric Global Insurance
    Holdings Corp.
    7.00%, 2/15/2026                            35,000        38,760
General Electric Capital Corp.
    8.125%, 5/15/2012                           30,000        36,501
General Electric Capital Services
    7.50%, 8/21/2035                            11,000        13,008
General Motors Acceptance Corp.
    6.00%, 4/1/2011                             27,370        27,405
General Re Corp.
    9.00%, 9/12/2009                            32,000        39,579
John Hancock Mutual Life Insurance Co.
    7.375%, 2/15/2024                           45,000        49,973
Jackson National Life Insurance Co.
    8.15%, 3/15/2027                            50,000        57,179
Liberty Mutual Insurance Co.
    7.875%, 10/15/2026                          46,210        50,059
Lumbermens Mutual Casualty Co.
    9.15%, 7/1/2026                             45,000        53,424
Metropolitan Life Insurance Co.
    7.70%, 11/1/2015                            45,000        47,958
NBD Bancorp, Inc.
    7.125%, 5/15/2007                           25,000        27,302
National City Columbus
    7.25%, 7/15/2010                            25,000        27,406
National City Bank Pennsylvania
    7.25%, 10/21/2011                           20,000        21,966
NationsBank Corp.
    7.80%, 9/15/2016                            50,000        58,074
Norwest Financial Inc.
    6.25%, 12/15/2007                           35,000        36,259
Pacific Mutual Life
    7.90%, 12/30/2023                           35,000        39,241
Provident Cos., Inc.
    7.25%, 3/15/2028                            40,000        42,118
Prudential Insurance Co.
    8.30%, 7/1/2025                             40,000        44,771
Sears, Roebuck & Co. Acceptance Corp.
    6.875%, 10/15/2017                          30,000        30,950
SunTrust Bank Atlanta
    7.25%, 9/15/2006                            35,000        38,061
Torchmark Corp.
    7.875%, 5/15/2023                           45,000        45,224
Transamerica Financial Corp.
    6.40%, 9/15/2008                            29,265        29,016
US Bank N.A./Minnesota
    5.625%, 11/30/2005                          50,000        50,000
Wachovia Corp.
    6.375%, 2/1/2009                            35,000        36,789
                                                          ----------
                                                           1,909,273
                                                          ----------
INDUSTRIAL (11.5%)
Air Products & Chemicals, Inc.
    8.75%, 4/15/2021                            26,650        33,192
Airtouch Communications Inc.
    6.65%, 5/1/2008                             48,000        50,803
Albertson's Inc.
    7.75%, 6/15/2026                            50,000        58,841
Aluminum Co. of America
    6.50%, 6/15/2018                            40,000        40,315
Amoco Corp.
    6.50%, 8/1/2007                             25,000        26,873
Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                            30,000        31,392
Archer-Daniels-Midland Co.
    7.50%, 3/15/2027                            50,000        58,926
AutoZone Inc.
    6.50%, 7/15/2008                            50,000        50,587
Baxter International, Inc.
    7.65%, 2/1/2027                             40,000        45,177
Becton, Dickinson & Co.
    7.00%, 8/1/2027                             25,000        27,849
    8.70%, 1/15/2025                            20,000        23,431
The Boeing Co.
    8.75%, 8/15/2021                            40,200        51,546
Bristol-Myers Squibb Co.
    6.80%, 11/15/2026                           50,000        55,912
CPC International, Inc.
    7.25%, 12/15/2026                           45,000        50,731
CSX Corp.
    7.90%, 5/1/2017                             40,000        45,360
Caterpillar Inc.
    6.625%, 7/15/2028                           50,000        51,290
Champion International Corp.
    7.35%, 11/1/2025                            40,140        40,473
Coca-Cola Enterprises, Inc.
    8.50%, 2/1/2022                             50,000        62,953
Continental Airlines
    6.90%, 7/2/2019                             20,000        20,753
Continental Airlines, Inc.
    (Equipment Trust Certificates)
    6.648%, 3/15/2019                           20,000        20,344
Dean Foods Co.
    6.90%, 10/15/2017                           38,000        39,726
Diageo PLC
    6.125%, 8/15/2005                           40,000        41,321
Dover Corp.
    6.65%, 6/1/2028                             50,000        52,481
E.I. du Pont de Nemours & Co.
    6.50%, 1/15/2028                            60,000        63,428
Eastman Chemical Co.
    7.60%, 2/1/2027                             40,000        41,281
Englehard Corp.
    6.95%, 6/1/2028                             38,000        38,341

---------------------------------------------------------------------
                                                   FACE        MARKET
                                                 AMOUNT        VALUE*
                                                  (000)         (000)
---------------------------------------------------------------------
Federal Express Corp.
    6.72%, 1/15/2022                         $  43,000     $  44,960
Fluor Corp.
    6.95%, 3/1/2007                             42,000        45,170
Ford Motor Co.
    8.90%, 1/15/2032                            45,000        59,547
Fortune Brands Inc.
    6.25%, 4/1/2008                             40,000        41,765
General Motors Corp.
    7.70%, 4/15/2016                            25,000        28,723
Georgia-Pacific Corp.
    9.625%, 3/15/2022                           22,000        24,782
International Business Machines Corp.
    6.50%, 1/15/2028                            25,000        26,358
    8.375%, 11/1/2019                           25,000        31,743
Johnson Controls, Inc.
    7.125%, 7/15/2017                           27,300        28,735
KN Energy, Inc.
    7.25%, 3/1/2028                             40,000        40,098
Kimberly-Clark Corp.
    6.375%, 1/1/2028                            50,000        51,317
Stanford Univ.
    7.65%, 6/15/2026                            30,000        36,264
Eli Lilly & Co.
    7.125%, 6/1/2025                            50,000        56,847
Lockheed Martin Corp.
    7.65%, 5/1/2016                             40,000        44,694
Lucent Technologies Inc.
    7.25%, 7/15/2006                            35,000        38,834
Masco Corp.
    6.625%, 4/15/2018                           52,500        51,911
Mattel Inc.
    6.125%, 7/15/2005                           35,000        35,966
McDonald's Corp.
    6.375%, 1/8/2028                            40,000        41,888
    7.375%, 7/15/2033                           15,000        16,078
Merck & Co.
    6.40%, 3/1/2028                             50,000        53,615
Minnesota Mining & Manufacturing Corp.
    6.375%, 2/15/2028                           60,000        63,004
Mobil Corp.
    8.625%, 8/15/2021                           20,000        25,347
Monsanto Co.
    6.75%, 12/15/2027                           40,000        41,146
Morton International, Inc.
    9.25%, 6/1/2020                             21,000        27,702
Motorola, Inc.
    7.50%, 5/15/2025                            51,500        58,833
News America Holdings Inc.
    8.00%, 10/17/2016                           35,000        38,540
Norfolk Southern Corp.
    7.70%, 5/15/2017                            40,000        45,921
PPG Industries, Inc.
    6.875%, 2/15/2012                           13,600        14,889
    9.00%, 5/1/2021                             19,750        25,735
J.C. Penney Co., Inc.
    7.95%, 4/1/2017                             50,200        56,596
Phillips Petroleum Co.
    9.375%, 2/15/2011                           20,000        25,810
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                             20,000        26,662
Raytheon Co.
    7.20%, 8/15/2027                            25,000        27,334
    7.375%, 7/15/2025                           18,000        18,901
Rockwell International Corp.
    6.70%, 1/15/2028                            40,000        41,689
    7.875%, 2/15/2005                           17,000        19,069
Rohm & Haas Co.
(4) 9.80%, 4/15/2020                            15,000        19,668
Sears, Roebuck & Co.
    9.375%, 11/1/2011                           14,000        17,932
Southwest Airlines Co.
    7.54%, 6/29/2015                            30,772        31,603
Tenneco Inc.
    7.875%, 4/15/2027                           35,000        36,620
Texaco Capital, Inc.
    9.75%, 3/15/2020                            15,000        20,954
The Timken Co.
    6.875%, 5/8/2028                            40,000        40,485
Tosco Corp.
    7.80%, 1/1/2027                             35,000        37,609
Tyco International Group SA
    7.00%, 6/15/2028                            40,000        40,508
USA Waste Services Inc.
    7.00%, 7/15/2028                            40,000        40,607
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                           40,000        41,164
United Technologies Corp.
    6.70%, 8/1/2028                             15,000        16,164
    8.75%, 3/1/2021                             32,000        42,109
Wal-Mart Stores, Inc.
    7.25%, 6/1/2013                             30,000        33,959
Wendy's International, Inc.
    6.35%, 12/15/2005                           25,500        26,075
Weyerhaeuser Co.
    6.95%, 8/1/2017                             40,000        40,504
                                                          ----------
                                                           2,965,760
                                                          ----------
UTILITIES (4.9%)
AT&T Corp.
     7.75%, 3/1/2007                            40,000        45,942
Ameritech Capital Funding
     6.875%, 10/15/2027                         47,250        51,450
Atlantic City Electric Co.
(2)  7.00%, 9/1/2023                            18,000        18,405
BellSouth Telecommunications
     5.875%, 1/15/2009                          15,000        15,403
     7.50%, 6/15/2033                           30,000        32,447
Carolina Power & Light Co.
     8.625%, 9/15/2021                          31,000        38,432
Chesapeake & Potomac
     Telephone Co. (MD)
     7.15%, 5/1/2023                            10,000        10,791
Chesapeake & Potomac
     Telephone Co. (VA)
     7.625%, 12/1/2012                          16,400        19,532
Cincinnati Bell Telephone, Inc.
     6.30%, 12/1/2028                           42,000        42,983
Consolidated Edison Co. of
     New York, Inc.
     6.45%, 12/1/2007                           20,000        21,431
     7.50%, 6/15/2023                           25,000        26,429

---------------------------------------------------------------------
                                                   FACE        MARKET
                                                 AMOUNT        VALUE*
WELLINGTON FUND                                   (000)         (000)
---------------------------------------------------------------------
Duke Energy Corp.
     7.00%, 10/15/2006                        $  25,000    $   26,653
     7.00%, 7/1/2033                             10,000        10,172
El Paso Natural Gas Co.
     7.50%, 11/15/2026                           35,000        36,784
Florida Power Corp.
     6.75%, 2/1/2028                             44,755        48,509
GTE North, Inc.
     6.90%, 11/1/2008                            30,000        32,900
GTE Southwest, Inc.
     6.00%, 1/15/2006                            30,000        30,811
Illinois Bell Telephone Co.
     6.625%, 2/1/2025                            27,725        27,882
Indiana Bell Telephone Co., Inc.
     7.30%, 8/15/2026                            50,000        57,387
NGC Corp.
     7.125%, 5/15/2018                           35,000        34,623
New Jersey Bell Telephone Co.
     8.00%, 6/1/2022                             34,019        41,164
New York Telephone Co.
     6.50%, 4/15/2028                            20,000        20,054
     7.25%, 2/15/2024                            20,000        21,004
Northern States Power Co.
     7.125%, 7/1/2025                            48,000        53,351
Ohio Bell Telephone Co.
     7.85%, 12/15/2022                           20,000        22,319
Oklahoma Gas & Electric Co.
     6.50%, 4/15/2028                            25,545        26,828
Pacific Bell
     7.125%, 3/15/2026                           40,000        44,958
Pacific Gas & Electric Co.
     7.05%, 3/1/2024                             25,000        27,768
PacifiCorp
     6.625%, 6/1/2007                            20,500        21,715
     6.71%, 1/15/2026                            21,000        21,480
Southern California Edison Co.
     6.90%, 10/1/2018                            20,750        20,596
Southwestern Bell Telephone Co.
     7.25%, 7/15/2025                            25,000        26,442
     7.60%, 4/26/2007                             7,000         7,986
Sprint Capital Corp.
     6.125%, 11/15/2008                          50,000        50,896
Tennessee Gas Pipeline Co.
     7.50%, 4/1/2017                             40,000        42,133
U S WEST Communications Group
     6.875%, 9/15/2033                           30,000        30,181
Washington Gas Light Co.
     6.15%, 1/26/2026                            43,500        45,484
Wisconsin Electric Power Co.
     6.50%, 6/1/2028                             20,000        20,729
     7.70%, 12/15/2027                           29,100        31,620
Wisconsin Gas Co.
     6.60%, 9/15/2013                            13,100        13,693
WorldCom Inc.
     6.40%, 8/15/2005                            48,000        49,638
                                                           ----------
                                                            1,269,005
                                                           ----------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
     (COST $5,678,736)                                      6,144,038
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                     FACE      MARKET
                                                   AMOUNT       VALUE
                                                    (000)       (000)
---------------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)(4.0%)
---------------------------------------------------------------------
ABN-AMRO BK NV (Chicago)
     7.25%, 5/31/2005                            $ 40,000   $  43,079
Abbey National First Capital
     8.20%, 10/15/2004                             20,000      22,467
Abbey National PLC
     6.69%, 10/17/2005                             25,000      26,314
Amoco Canada Petroleum Co.
     7.95%, 10/1/2022                              20,000      21,811
BBV International Finance
     7.00%, 12/1/2025                              37,500      35,849
BHP Finance USA Ltd.
     7.25%, 3/1/2016                               35,000      35,413
Bank of Montreal
     7.80%, 4/1/2007                               15,000      16,575
Banque Nationale de Paris-NY
     7.20%, 1/15/2007                              35,000      37,632
Banque Paribas NY
     6.95%, 7/22/2013                              40,000      38,630
Bayerische Landesbank-NY
     6.375%, 10/15/2005                            25,000      26,173
Husky Oil Ltd.
     7.55%, 11/15/2016                             30,000      29,483
KFW International Finance
     7.00%, 3/1/2013                               10,000      11,220
     7.20%, 3/15/2014                              25,000      28,420
Province of Manitoba
     9.125%, 1/15/2018                             20,000      26,970
     9.25%, 4/1/2020                               20,000      27,373
Province of New Brunswick
     6.75%, 8/15/2013                              20,400      22,438
Norsk Hydro AS
     7.15%, 11/15/2025                             30,000      31,370
     9.00%, 4/15/2012                              20,000      25,281
Province of Nova Scotia
     8.25%, 7/30/2022                              30,000      36,805
Province of Ontario
     7.00%, 8/4/2005                               40,000      43,695
Petro-Canada
     7.875%, 6/15/2026                             32,000      34,456
Province of Quebec
     6.86%, 4/15/2026                              20,000      21,123
     7.50%, 7/15/2023                              25,000      28,119
Royal Bank of Scotland
     6.375%, 2/1/2011                              30,000      30,227
Saga Petroleum ASA
     7.25%, 9/23/2027                              32,410      30,447
Province of Saskatchewan
(3)  7.125%, 3/15/2008                             11,000      12,390
Scotland International Finance
     8.85%, 11/1/2006                              24,000      27,504
SmithKline Beecham
     7.375%, 4/15/2005                             15,000      16,497
Societe Generale-NY
     7.40%, 6/1/2006                               25,000      27,076
Southern Investments UK PLC
     6.80%, 12/1/2006                              35,000      35,837
Sun Canada Financial Co.
     6.625%, 12/15/2007                            40,000      41,450

--------------------------------------------------------------------
                                                  FACE        MARKET
                                                AMOUNT        VALUE*
                                                 (000)         (000)
--------------------------------------------------------------------
Talisman Energy, Inc.
    7.125%, 6/1/2007                          $ 20,000    $   20,198
Toronto-Dominion Bank
    6.45%, 1/15/2009                            14,000        14,111
    6.50%, 8/15/2008                            10,000        10,120
Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                            40,000        41,798
Zeneca Wilmington Inc.
    7.00%, 11/15/2023                           50,000        53,853
--------------------------------------------------------------------
TOTAL FOREIGN BONDS
    (COST $953,148)                                        1,032,204
--------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.9%)
--------------------------------------------------------------------
Aid-Israel State
    5.89%, 8/15/2005                            23,000        24,278
Tennessee Valley Authority Global Bond
    6.75%, 11/1/2025                            50,000        55,851
U.S. Treasury Bonds
    7.25%, 5/15/2016                           350,000       427,798
    7.50%, 11/15/2016                           85,000       106,434
U.S. Treasury Notes
    5.625%, 5/15/2008                          200,000       212,802
    6.125%, 8/15/2007                          100,000       109,028
    6.50%, 8/15/2005                           100,000       110,121
    6.50%, 10/15/2006                          269,000       298,262
    6.625%, 5/15/2007                          100,000       112,267
    7.875%, 11/15/2004                          50,000        58,022
--------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (COST $1,361,282)                                      1,514,863
--------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
--------------------------------------------------------------------
Asset Securitization Corp.
(4) 6.75%, 2/14/2041                            35,000        36,488
(4) 7.49%, 4/14/2029                            34,000        36,907
Chase Commercial Mortgage
  Securities Corp.
(4) 6.60%, 12/12/2029                           49,000        49,865
Credit Suisse First Boston Mortgage
  Securities Corp.
(4) 7.24%, 6/20/2029                            35,000        37,242
DLJ Mortgage Acceptance Corp.
(4) 6.82%, 10/15/2030                           25,000        26,203
(4) 7.60%, 5/15/2030                            36,000        39,161
First Union-Lehman Brothers
  Commercial Mortgage Trust
(4) 6.65%, 11/18/2029                           33,000        34,702
(4) 7.38%, 4/18/2029                            35,000        37,877
Morgan Stanley Capital Inc.
(4) 7.22%, 7/15/2029                            35,000        37,614
Nomura Asset Securities Corp.
(4) 6.69%, 3/15/2030                            34,000        35,317
--------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
    (COST $357,209)                                          371,376
--------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------
Chelan County WA Public Util. Dist.
    7.07%, 6/1/2007                             10,000        10,718
    7.10%, 6/1/2008                             12,000        12,923
--------------------------------------------------------------------
--------------------------------------------------------------------
                                                  FACE        MARKET
                                                AMOUNT        VALUE*
                                                 (000)         (000)
--------------------------------------------------------------------
Oakland CA Pension Obligation
    6.98%, 12/15/2009                         $ 20,000      $ 21,703
Southern California Public
  Power Auth.
    6.93%, 5/15/2017                            30,000        33,993
--------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (COST $72,000)                                            79,337
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
--------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.27%, 12/1/1998                           234,811       234,811
    5.29%-5.30%, 12/1/1998--Note F             514,284       514,284
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $749,095)                                          749,095
--------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
    (COST $19,961,076)                                    26,110,728
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------
Other Assets--Note C                                         383,467
Liabilities--Note F                                         (664,974)
                                                          ----------
                                                            (281,507)
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 799,891,865 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                            $25,829,221
====================================================================

NET ASSET VALUE PER SHARE                                     $32.29
====================================================================

* See Note A in Notes to Financial Statements.

(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of the company. The total market value of investments in affiliated companies was $274,565,000.

(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3) Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

(4) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------
AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
                                                AMOUNT           PER
                                                 (000)         SHARE
--------------------------------------------------------------------
Paid in Capital                            $17,434,893        $21.80
Undistributed Net
  Investment Income                            294,945           .37
Accumulated Net
  Realized Gains                             1,949,731          2.43
Unrealized Appreciation--
  Note E                                     6,149,652          7.69
--------------------------------------------------------------------
NET ASSETS                                 $25,829,221        $32.29
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

                                                                      WELLINGTON FUND
                                                         YEAR ENDED NOVEMBER 30, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income
    Dividends*                                                            $   352,161
    Interest                                                                  593,408
    Security Lending                                                            1,591
                                                                          -----------
       Total Income                                                           947,160
                                                                          -----------
EXPENSES
    Investment Advisory Fees--Note B
      Basic Fee                                                                 9,157
      Performance Adjustment                                                   (2,102)
    The Vanguard Group--Note C
      Management and Administrative                                            60,543
      Marketing and Distribution                                                5,216
    Taxes (other than income taxes)                                               869
    Custodian Fees                                                                219
    Auditing Fees                                                                  26
    Shareholders' Reports                                                         534
    Annual Meeting and Proxy Costs                                                117
    Trustees' Fees and Expenses                                                    46
                                                                          -----------
      Total Expenses                                                           74,625
      Expenses Paid Indirectly--Note C                                         (2,155)
                                                                          -----------
      Net Expenses                                                             72,470
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         874,690
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                             1,953,295
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     214,437
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $3,042,422
=====================================================================================

* Dividend income from affiliated companies was $9,480,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------
                                                                     WELLINGTON FUND
                                                                 YEAR ENDED NOVEMBER 30,
                                                            -------------------------------
                                                                     1998             1997
                                                                    (000)            (000)
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                    $      874,690   $      738,661
   Realized Net Gain                                             1,953,295        1,079,218
   Change in Unrealized Appreciation (Depreciation)                214,437        1,409,192
                                                            -------------------------------
     Net Increase in Net Assets Resulting from Operations        3,042,422        3,227,071
                                                            -------------------------------
DISTRIBUTIONS
   Net Investment Income                                          (871,468)        (661,099)
   Realized Capital Gain                                        (1,082,884)        (647,264)
                                                            -------------------------------
     Total Distributions                                        (1,954,352)      (1,308,363)
                                                            -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                        4,860,919        4,070,135
   Issued in Lieu of Cash Distributions                          1,853,402        1,236,753
   Redeemed                                                     (3,313,452)      (2,390,687)
                                                            -------------------------------
     Net Increase from Capital Share Transactions                3,400,869        2,916,201
-------------------------------------------------------------------------------------------
   Total Increase                                                4,488,939        4,834,909
-------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                            21,340,282       16,505,373
                                                               ----------------------------
   End of Year                                                 $25,829,221      $21,340,282
===========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                          157,319          143,031
   Issued in Lieu of Cash Distributions                             62,577           46,059
   Redeemed                                                       (107,318)         (84,173)
                                                            -------------------------------
     Net Increase in Shares Outstanding                            112,578          104,917
===========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------
                                                                                  WELLINGTON FUND
                                                                              YEAR ENDED NOVEMBER 30,
                                                            ---------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998        1997        1996      1995           1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $31.05      $28.34      $24.57    $19.33         $20.78
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       1.13        1.11        1.02       .96            .88
   Net Realized and Unrealized Gain (Loss) on Investments      2.86        3.77        4.00      5.19          (1.03)
                                                             --------------------------------------------------------
     Total from Investment Operations                          3.99        4.88        5.02      6.15           (.15)
                                                             --------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (1.18)      (1.06)       (.97)     (.88)          (.92)
   Distributions from Realized Capital Gains                  (1.57)      (1.11)       (.28)     (.03)          (.38)
                                                             --------------------------------------------------------
     Total Distributions                                      (2.75)      (2.17)      (1.25)     (.91)         (1.30)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $32.29      $31.05      $28.34    $24.57         $19.33
=====================================================================================================================

TOTAL RETURN                                                 13.84%      18.60%      21.26%    32.70%         -0.82%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                       $25,829     $21,340     $16,505   $12,333         $8,638
   Ratio of Total Expenses to Average Net Assets              0.31%       0.29%       0.31%     0.33%          0.35%
   Ratio of Net Investment Income to Average Net Assets       3.68%       3.97%       4.08%     4.37%          4.35%
   Portfolio Turnover Rate                                      29%         27%         30%       24%            32%
=====================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate AA or Better Bond Index. For the year ended November 30, 1998, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before a decrease of $2,102,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the fund had contributed capital of $4,656,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 6.6% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

    Vanguard has asked the fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended November 30, 1998, directed brokerage arrangements reduced the fund's expenses by $2,155,000 (an annual rate of 0.01% of average net assets).

D.  During the year ended November 30, 1998, the fund purchased
$7,351,177,000 of investment securities and sold $4,520,120,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,720,850,000 and $2,301,414,000, respectively.

E. At November 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,149,652,000, consisting of unrealized gains of $6,537,598,000 on securities that had risen in value since their purchase and $387,946,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 1998, was $513,329,000, for which the fund had received as collateral cash of $514,284,000 and U.S. Treasury securities with a market value of $9,018,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS                                        [PHOTO]

To the Shareholders and
Board of Trustees of
Vanguard Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

        The fund distributed $920,797,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $920,797,000 capital gain dividends, the fund designates $529,275,000 as a 20% rate gain distribution.

        For corporate shareholders, 34.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co.,
IKON Office Solutions, Inc., Raytheon Co., Knight-
Ridder, Inc., Massachusetts Mutual Life Insurance
Co., and Ladies Professional Golf Association;
Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & Johnson-Merck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE  K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.;
Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


   "Standard & Poor's(R)," "S&P(R) "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES
                                    [PHOTO]
     The Vanguard Group is named for HMS Vanguard, Admiral Horatio Nelson's flagship at the Battle of the Nile on August 1, 1798. Our founder, John
    C. Bogle, chose the name after reading Nelson's inspiring tribute to his fleet: "Nothing could withstand the squadron with the judgment of the captains, together with their valour, and that of the officers and men of every description, it was absolutely irresistible."
                                    [PHOTO]
   Walter L. Morgan, founder of Wellington Fund, the nation's first balanced mutual fund and forerunner of today's family of some 100 Vanguard funds, celebrated his 100th birthday on July 23, 1998. Mr. Morgan, a true investment pioneer, died six weeks later on September 2.
                                    [PHOTO]
   Wellington Fund, The Vanguard Group's oldest fund, was incorporated by Mr.
      Morgan 70 years ago, on December 28, 1928. The fund was named after the Duke of Wellington, whose forces defeated Napoleon Bonaparte at the Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482





FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q210-1/12/1999

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.
[PHOTO]